PIONEER EMERGING MARKETS FUND
                               PIONEER EUROPE FUND
                              PIONEER GROWTH TRUST
                               PIONEER INDIA FUND
                        PIONEER INTERNATIONAL GROWTH FUND
                            PIONEER WORLD EQUITY FUND
                              PIONEER GROWTH SHARES
                              PIONEER MID-CAP FUND
                           PIONEER SMALL COMPANY FUND
                             PIONEER MICRO-CAP FUND
                              PIONEER BALANCED FUND
                                  PIONEER FUND
                                   PIONEER II
                           PIONEER REAL ESTATE SHARES
                          PIONEER AMERICA INCOME TRUST
                                PIONEER BOND FUND
                         PIONEER SHORT TERM INCOME TRUST
                       PIONEER INTERMEDIATE TAX-FREE FUND
                           PIONEER MONEY MARKET TRUST


                                POWER OF ATTORNEY

                              Dated October 7, 1997

     I, the undersigned Trustee of each of the above-listed registered investment companies (each a "Fund"), each a Delaware or a Massachusetts business trust, do hereby constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by each Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable each Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the date first written above.



                                                /s/ Mary K. Bush

                                                Mary K. Bush, Trustee

                               POWER OF ATTORNEY


          I, the undersigned trustee of Pioneer Bond Fund, Pioneer Europe Fund, Pioneer Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Money Market Trust, Pioneer Municipal Bond Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust, Pioneer II, Pioneer Three and Pioneer U.S. Government Trust (collectively, the "Funds"), all Massachusetts business trusts, do hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and William H. Keough, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statements on Forms N-1A to be filed by the Funds under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of the Funds' shares of beneficial interest, no par value, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statements.

          IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.


Dated:     09/27/93                /s/ Stephen K. West
                                   Stephen K. West
                                   Trustee

                               POWER OF ATTORNEY



          We, the undersigned trustees of Pioneer Money Market Trust, Pioneer Bond Fund, Pioneer U.S. Government Trust, Pioneer Fund, Pioneer II, Pioneer Three, Pioneer Europe Fund, Pioneer Growth Trust, Pioneer Municipal Bond Fund and Pioneer Short-Term Income Trust (collectively, the "Funds"), all Massachusetts business trusts, do hereby severally constitute and appoint John
F. Cogan, Jr., Joseph P. Barri and William H. Keough, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacities indicated below, any and all amendments to the Registration Statements on Forms N-1A to be filed by the Funds under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of the Funds' shares of beneficial interest, no par value, and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacities indicated to enable the Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statements.

          IN WITNESS WHEREOF, we have hereunder set our hands on the dates set opposite our respective signatures.



Dated: 2/5/93                           /s/ Richard H. Egdahl
                                        Richard H. Egdahl, M.D.
                                           Trustee


Dated: 2/5/93                           /s/ Margaret BW Graham
                                        Margaret B. W. Graham
                                           Trustee

[strikeout]

Dated: __________________________       ________________________________
                                        William H. Keough
                                           Principal Financial and
                                           Accounting Officer
[end strikeout]